ING Funds Trust

ING Classic Money Market Fund

Class A, Class B and Class C Prospectus

dated July 31, 2008

ING Institutional Prime Money Market Fund

Institutional Class Prospectus and Institutional Service Class Prospectus

dated July 31, 2008

ING Investors Trust

ING Liquid Assets Portfolio Institutional Class Prospectus,
Service Class Prospectus and Service 2 Class Prospectus
dated April 28, 2008

ING Series Fund, Inc.

ING Money Market Fund

Class A, Class B and Class C Prospectus, Class I Prospectus

and Class O Prospectus dated July 31, 2008

Brokerage Cash Reserves

Prospectus dated July 31, 2008

Supplement dated October 14, 2008

On October 8, 2008, each of the money market funds listed above (each a “Fund” and collectively the “Funds”) applied for participation in the U.S. Treasury Department’s Temporary Money Market Guarantee Program (the “Program”).  The Program guarantees the price of shares of each participating money market mutual fund to the extent shares of the fund were held by a shareholder of the fund as of the close of business on September 19, 2008 (or such lesser amount held by the shareholder as of the date of the event triggering the guarantee).

As provided for under the Program, any shareholder of the Fund on September 19th will be guaranteed to receive the shareholder’s “Covered Amount” should a “Guarantee Event” occur during the term of the Program.  A Guarantee Event would occur if the Fund’s market-based net asset value per share is less than $0.995 (a “Guarantee Event”), sometimes referred to as “breaking a buck.”  The Covered Amount for each shareholder of a Fund on September 19th will be the lesser of: (1) the number of shares owned on September 19th multiplied by $1.00; or (2) the number of shares owned on the date the Guarantee Event occurs multiplied by $1.00 (the “Covered Amount”).  Following a Guarantee Event, a Fund must liquidate its holdings within 30 days.  The 30-day period to liquidate a Fund may be extended by the U.S. Treasury Department.

Under the Program, upon liquidation of a Fund each covered shareholder would receive payments from the Exchange Stabilization Fund, subject to the amount available for payment from the Exchange Stabilization Fund on the payment date, as determined by the Treasury in its sole discretion (as of the date of the Treasury’s announcement, approximately $50 billion was available for all money market funds participating in the Program).

Any new shareholder investing in a Fund after September 19, 2008 and any shares held by a shareholder in excess of the number of shares of a Fund held by such shareholder on September 19th, are not covered under the Program.  If a Guarantee Event occurs and a Fund is liquidated, a shareholder may receive less than $1.00 per share with respect to shares not covered under the Program.

The Program is effective until December 18, 2008 and the fee for a Fund to participate in the Program is $0.0001 (1 basis point) or $0.00015 (1½ basis points) for each share of the Fund outstanding on September 19, 2008, depending on the market-based net asset value per share of the Fund as of September 19th.  The fee will be borne by a Fund without regard to any expense limitation currently in effect for the Fund.

Please retain this Supplement with your prospectus for future reference.